UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 931-4300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

TIER REIT, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) has announced that its board of directors declared a cash distribution for the quarter ending June 30, 2015. The distribution will be paid on July 8, 2015 to stockholders of record on June 30, 2015. The distribution will be adjusted equitably for any changes in capitalization prior to the payment date.

Distributions are authorized at the discretion of our board of directors based on its analysis of numerous factors, including but not limited to our forthcoming cash needs and financial condition, and there is no assurance that distributions will continue or at any particular rate or timing. All or a portion of the distributions may constitute return of capital for tax purposes.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.
99.1    Press Release, dated May 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: May 13, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated May 13, 2015

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